UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2021

PORCH GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39142	83-2587663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 1st Avenue South, Suite 300
Seattle, Washington	98134
(Address of principal executive offices)	(Zip Code)

(855) 767-2400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Notes Offering

On September 13, 2021, Porch Group, Inc. (the “Company”) issued a press release made pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing the commencement of a private offering (the “Offering”), subject to market and other conditions, of $350 million aggregate principal amount of its Convertible Senior Notes due 2026 (the “notes”). The Company also expects to grant the initial purchasers of the notes an option to purchase, exercisable within a 30-day period immediately following the pricing date of the Offering, up to an additional $52.5 million aggregate principal amount of the notes. The notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act.

In addition, as discussed in the press release, Porch intends to enter into privately negotiated capped call transactions with one or more of the initial purchasers, their respective affiliates or other financial institutions. The full text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Porch expects to use a portion of the net proceeds from the offering to pay the cost of capped call transactions described above, and use the remainder of the net proceeds from the offering to repay all outstanding borrowings under its senior secured term loan and related prepayment fees and for general corporate purposes, which may include potential acquisitions.

This report shall not constitute an offer to sell or the solicitation of an offer to buy the notes, shares of Company common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Risk Factors Update

In connection with the Offering, the Company is making the following risk factor disclosure available, which is in addition to the risk factors disclosed in its Annual Report on Form 10-K/A for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed with Securities and Exchange Commission:

Increases in parts, appliance and home system prices and other operating costs could adversely impact our business, financial position, results of operations and cash flows.

As a result of our recently completed American Home Protect (“AHP”) acquisition, we now offer whole home warranty policies through our AHP subsidiary. The financial performance of our home warranty business line may be adversely affected by increases in the level of our operating expenses, such as refrigerants, appliances and equipment, parts, raw materials, wages and salaries, employee benefits, healthcare, contractor costs, self-insurance costs and other insurance premiums, as well as various regulatory compliance costs, all of which may be subject to inflationary and other pressures. Such increase in operating expenses, including contract claims costs, could have a material adverse impact on our consolidated business, financial position, results of operations and cash flows.

Prices for raw materials, such as steel and fuel, are subject to market volatility. We cannot predict the extent to which our home warranty business line may experience future increases in costs of refrigerants, appliances and equipment, parts, raw materials, wages and salaries, employee benefits, healthcare, contractor costs, self-insurance costs and other insurance premiums, as well as various regulatory compliance costs and other operating costs. To the extent such costs increase, we may be prevented, in whole or in part, from passing these cost increases through to our existing and prospective customers, which could have a material adverse impact on our consolidated business, financial position, results of operations and cash flows.

We face increased risks through our further expansion into the insurance business, including through the proposed acquisition of CSE.

In 2020, we expanded our lines of business to include home, auto, flood and umbrella insurance through the formation and licensure of Elite Insurance Group, our wholly-owned licensed insurance agency. In addition, we further expanded our insurance operations through the acquisition of HOA, a managing general agent and carrier hybrid with a strong reinsurance strategy that currently operates in six states. Risks of our entry into the insurance business include, without limitation, difficulties integrating the new insurance business with our ongoing operations, potential diversion of management’s time and other resources from our previously-established lines of business, accurately underwriting risks and charging competitive, yet profitable rates to policyholders, the need for additional capital and other resources to expand into this new line of business, and inefficient integration of operational and management systems and controls.

On September 2, 2021, we entered into a Stock Purchase Agreement with Covea Cooperations S.A. for the acquisition of GMF Financial Services Corporation (“GMF”) which owns all of the issued and outstanding stock of Civil Service Employees Insurance Company, CSE Safeguard Insurance Company, CSE Insurance Services, Inc. and CSE Group Services Company (collectively and, together with GMF, “CSE”). Subject to the terms and conditions set forth in the agreement, at the closing of the transactions contemplated thereby, we will pay $48.6 million in cash for all of the shares of GMF, subject to certain adjustments. The closing of the acquisition is subject to customary conditions, including, among others, the absence of a material adverse effect on CSE and the receipt of specified governmental consents and approvals. CSE is a California-based personal lines insurer focused on property and auto insurance.

If the acquisition of CSE closes, we will have additional exposure to risks associated with the insurance business. The acquisition of CSE will expand the geographies in which we have exposure to the property insurance business, particularly in California, an area that is subject to severe weather events, including wildfires and flooding.  While we intend to manage our risk via reinsurance, there can be no guarantee this will adequately reduce our exposure to losses, including, but not limited to, the inability to negotiate reinsurance contracts at renewal at acceptable terms or at all, large catastrophes that exceed our aggregate reinsurance coverage limits, the inability or unwillingness of counterparties to pay us reinsurance receivables we believe we are owed, and multiple losses in a single year that could exceed our ability to reinstate reinsurance contracts. Additionally, the automobile insurance business can be highly competitive, competing through product coverage, reputation, financial strength, advertising, price, customer service and distribution, and, except for regulatory considerations, there are relatively few barriers to entry. Moreover, expansion of our product offerings will result in increases in costs and expenses.

In addition, the acquisition of CSE is subject to a number of closing conditions, including receipt of approval from the California Department of Insurance. There can be no assurance that we will be able to obtain the required approvals, in a timely manner or at all. If we are able to complete the acquisition, there can be no assurance that we will be successful in realizing the benefits of the acquisition that we anticipate, and the pendency of the acquisition, as well as the integration of CSE after closing, could result in significant management distraction and disruption of our business. See “Summary—Recent Developments” in this Offering Memorandum for additional discussion of our acquisition of CSE and “Risks Relating to Our Acquisition Strategy” in “Item 1A. Risk Factors” of our Q2 Quarterly Report, which is incorporated by reference herein, for additional discussion of risks related to acquisitions that we undertake.

Reinsurance may be unavailable at current levels and prices, which may limit our ability to write new business. Furthermore, reinsurance subjects us to counterparty risk and may not be adequate to protect us against losses, which could have a material effect on our results of operations and financial condition.

Reinsurance is a contract by which an insurer, which may be referred to as the ceding insurer, agrees with a second insurer, called a reinsurer, that the reinsurer will cover a portion of the losses incurred by the ceding insurer in the event a claim is made under a policy issued by the ceding insurer, in exchange for a premium. HOA obtains reinsurance to help manage its exposure to property and casualty insurance risks. Although our reinsurance counterparties are liable to us according to the terms of the reinsurance policies, we remain primarily liable to our policyholders as the direct insurers on all risks reinsured. As a result, reinsurance does not eliminate the obligation of our insurance subsidiaries to pay all claims, and we are subject to the risk that one or more of our reinsurers will be unable or unwilling to honor its obligations, that the reinsurers will not pay in a timely fashion, or that our losses are so large that they exceed the limits specified in our reinsurance contracts, limiting recovery. Reinsurers may become financially unsound by the time that they are called upon to pay amounts due, which may not occur for many years, in which case we may have no legal ability to recover what is due to us under our agreement with such reinsurer. Any disputes with reinsurers regarding coverage under reinsurance contracts could be time consuming, costly, and uncertain of success.

We may change the structure of our reinsurance arrangement in the future, which may impact our overall risk profile and financial and capital condition. We may be unable to negotiate new reinsurance contracts to provide continuous coverage or negotiate reinsurance on the same terms and rates as are currently available, as such availability depends in part on factors outside of our control. A new contract may not provide sufficient reinsurance protection. Market forces and external factors, such as significant losses from hurricanes or terrorist attacks or an increase in capital requirements, impact the availability and cost of the reinsurance we purchase. If we were unable to maintain our current level of reinsurance, extend our reinsurance contracts or purchase new reinsurance protection in amounts that we consider sufficient at acceptable prices, we would have to either accept an increase in our exposure, reduce our insurance writings or develop or seek other alternatives.

The unavailability of acceptable reinsurance protection would have an adverse impact on our business model, which depends on reinsurance companies to absorb any unfavorable variance from the level of losses anticipated at underwriting. If we are unable to obtain adequate reinsurance at reasonable rates, we would have to increase our risk exposure or reduce the level of our underwriting commitments, each of which could have a material adverse effect upon our business volume and profitability. Alternatively, we could elect to pay higher than reasonable rates for reinsurance coverage, which could have a material adverse effect upon our profitability until policy premium rates could be raised, in most cases subject to approval by state regulators, to offset this additional cost.

Failure to maintain our insurance carriers’ risk-based capital at the required levels could adversely affect the ability of our insurance subsidiary to maintain regulatory authority to conduct our business.

We must have sufficient capital to comply with insurance regulatory requirements and maintain authority to conduct our business. The National Association of Insurance Commissioners has developed a system to test the adequacy of statutory capital of U.S.-based insurers, known as risk-based capital that all states have adopted. This system establishes the minimum amount of capital necessary for an insurance company to support its overall business operations. It identifies insurers, including property-casualty insurers, that may be inadequately capitalized by looking at certain inherent risks of each insurer’s assets and liabilities and its mix of net written premiums. Insurers falling below a calculated threshold may be subject to varying degrees of regulatory action, including supervision, rehabilitation or liquidation. Moreover, as a new entrant to the insurance industry, we may face additional capital requirements as compared to those of our larger and more established competitors. Failure to maintain adequate risk-based capital at the required levels could adversely affect the ability of our insurance subsidiary to maintain regulatory authority to conduct its business.

Our results of operations and financial condition may be adversely affected due to limitations in the analytical models used to assess and predict our exposure to catastrophe losses.

Along with others in the insurance industry, models developed internally and by third party vendors are used along with our own historical data in assessing property insurance exposure to catastrophe losses. These models assume various conditions and probability scenarios; however, they do not necessarily accurately predict future losses or measure losses currently incurred. Further, the accuracy of such models may be negatively impacted by changing climate conditions. Catastrophe models use historical information and scientific research about natural events, such as hurricanes and earthquakes, as well as detailed information about our in-force business. This information is used in connection with pricing and risk management activities. However, since actual catastrophic events vary considerably, there are limitations with respect to its usefulness in predicting losses in any reporting period. Other limitations are evident in significant variations in estimates between models, material increases and decreases in results due to model changes and refinements of the underlying data elements and actual conditions that are not yet well understood or may not be properly incorporated into the models.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued on September 13, 2021 by Porch Group, Inc. regarding the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2021	PORCH GROUP, INC.
	By:	/s/ Martin L. Heimbigner
Martin L. Heimbigner Chief Financial Officer

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